Exhibit 10.180

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$15,000,000                                                   New York, New York
                                                               November 13, 2001

      FOR VALUE RECEIVED, the undersigned, KINRO, INC., an Ohio corporation, LIPPERT TIRE & AXLE, INC., a Delaware corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Lender"), at the office of JPMorgan Chase Bank (the "Administrative Agent") at One Chase Manhattan Tower, New York, New York 10081 on the Maturity Date in lawful money of the United States of America and in immediately available funds, the principal amount of (a) FIFTEEN MILLION DOLLARS ($15,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereof the date, Type and amount of each Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans or Fixed Rate Loans, the length of each Interest Period with respect thereto; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Loans.

      This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of January 28, 1998, as amended and restated as of November 13, 2001 (the "Credit Agreement") among the Borrowers, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent, is secured as provided therein and in the Security Documents, is entitled to the benefits of the Guarantee Agreements as provided in the Credit Agreement and the Guarantee Agreement, and is subject to optional and mandatory prepayment as set forth in the Credit Agreement. Any amounts owing under the Revolving Credit Note dated as of January 28, 1998 and originally issued under the Credit Agreement, which this Note replaces and is substituted, shall continue to be owing under this Note in all respects.

      Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                                          KINRO, INC.

                                          By:___________________________________
                                                   Name:
                                                   Title:


                                          LIPPERT TIRE & AXLE, INC.

                                          By:___________________________________
                                                   Name:
                                                   Title:


                                          LIPPERT COMPONENTS, INC.

                                          By:___________________________________
                                                   Name:
                                                   Title:

                                                                      SCHEDULE 1
                                                        TO REVOLVING CREDIT NOTE

                  LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS

===============================================================================================================================
                                                             Amount of           Amount of          Unpaid
                                                             ABR Loans       Eurodollars Loans    Principal
                       Amount of         Amount of         Converted to        Converted to       Balance of     Notation
Date                   ABR Loans     Principal Repaid    Eurodollar Loans        ABR Loans        ABR Loans       Made By
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
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===============================================================================================================================

                                                                      SCHEDULE 2
                                                        TO REVOLVING CREDIT NOTE

               LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS

============================================================================================================================

                                                         Amount of          Amount of            Unpaid
                       Amount of        Amount of     Eurodollar Loans      ABR Loans           Principal
                      Eurodollar        Principal      Converted to        Converted to        Balance of       Notation
Date                     Loans           Repaid          ABR Loans       Eurodollar Loans    Eurodollar Loans    Made By
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
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============================================================================================================================

                                                                      SCHEDULE 3
                                                        TO REVOLVING CREDIT NOTE

               LOANS, CONVERSIONS AND PAYMENTS OF FIXED RATE LOANS

====================================================================================================================================
                                                                          Amount of      Amount of
                                            Amount of     Amount of      Fixed Rate      Eurodollar       Unpaid
                                            Fixed Rate     ABR Loans        Loans          Loans         Principal
                Amount of     Amount of       Loans      Converted to   Converted to    Converted to    Balance of
               Fixed Rate     Principal    Converted to   Fixed Rate     Eurodollar      Fixed Rate     Fixed Rate      Notation
      Date        Loans        Repaid       ABR Loans        Loans          Loans          Loans           Loans         Made By
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
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====================================================================================================================================